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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2015

GREEN AUTOMOTIVE COMPANY

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54049	22-3680581
(State of Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

2618 San Miguel, Suite 203 Newport Beach, CA		92660
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 884-3332

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 2, 2015, Alan J. Bailey resigned as Chief Financial Officer of Green Automotive Company (the “Company”). Mr. Bailey was appointed as Chief Financial Officer on October 8, 2014.

Item 8.01 Other Events

On November 4, 2015, Green Automotive Company (the “Company”) became aware of an arbitration award against it in the amount of $679,893.64 damages and 22% interest in favor of Typenex Co-Investment, LLC, a creditor of the Company. The Company never received notice of the arbitration proceedings because it had changed its address. The Company intends to challenge this default arbitration award for lack of proper notice and negotiate a settlement with Typenex Co-Investment, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Automotive Company

Date: December 23, 2015	By: /s/ Ben Rainwater
Ben Rainwater, Chief Executive Office